SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549






                            Form 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 SECURITIES EXCHANGE ACT OF 1934






        Date of Report (Date of earliest event reported)
                        October 11, 1994

                McCORMICK & COMPANY, INCORPORATED
     (Exact name of registrant as specified in its charter)

  Maryland                       0-748            52-0408290
(State or other               (Commission        (IRS Employer
 jurisdiction)                File Number)      Identification No.)


18 Loveton Circle                    21152
Sparks, MD                        (zip code)
(Address of principal
 executive offices)

Registrant's telephone number, including area code: (410) 771-7301)

Item 5.        Other Events.

       On October 11, 1994, the Registrant issued a press release which is filed as Exhibit 99 hereto and incorporated herein by reference.


Item 7.        Financial Statement and Exhibits.

       (c)     Exhibits

               99.    Copy of the Registrant's press release
referred to in Item 5.



                              SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              McCORMICK & COMPANY, INCORPORATED




                              /s/ Richard W. Single, Sr.


                              Richard W. Single, Sr.
                              Vice President


DATE:          October 11, 1994